UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 8, 2023

SHARPLINK GAMING LTD.

(formerly Mer Telemanagement Solutions Ltd.

(Exact name of registrant as specified in charter)

Israel	7999	98-1657258
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SBET	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 8, 2022, SharpLink Gaming Ltd. (“SharpLink” or the “Company”) furnished a Current Report on Form 6-K in connection with its notice of extraordinary general meeting of shareholders (the “Meeting”) and related proxy statement (the “Proxy Statement”) to solicit the shareholders’ votes on the consummation of the Company’s acquisition of SportsHub Games Network, Inc. (“SportsHub”). The Proxy Statement included SportsHub’s unaudited interim financial statements and pro forma information for the six months ended June 30, 2022 and 2021, which at the time of the filing were the latest interim reports that were available and required for inclusion in the Proxy Statement at the time of mailing. The acquisition was approved by SharpLink’s shareholders at the Meeting held on December 14, 2022 and the acquisition was subsequently completed on December 22, 2022, as reported in the Company’s Current Report on Form 6-K furnished to the SEC on December 29, 2022.

In connection with the filing by the Company of (i) the Registration Statement on Form S-4 (Reg. No. 333-272655-01), which includes among other things, a proposal to approve the Company’s plan to domesticate from Israel to Delaware, and (ii) the Registration Statement on Form S-1 (Reg. No. 333-272652) for the resale of certain securities of the Company by an existing shareholder, the Company must include the latest interim financial statements and pro formas of SportsHub that would have been available at the time immediately prior to the acquisition. Accordingly, the Company is filing this Current Report on Form 8-K to provide SportsHub’s unaudited interim financial statements for the nine months ended September 30, 2022 and 2021 and corresponding pro forma information.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

The following financial statements of SportsHub are being filed as an exhibit to this Current Report on Form 8-K and are incorporated by reference herein:

99.1 – SportsHub’s unaudited condensed financial statements as of and for the nine months ended September 30, 2022 and 2021.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein:

99.2 – Unaudited pro forma condensed combined financial statements for SportsHub for the nine months ended September 30, 2022

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	SportsHub Games Network, Inc.’s unaudited condensed financial statements as of and for the nine months ended September 30, 2022 and 2021.

99.2	Unaudited pro forma condensed combined financial statements for SportsHub Games Network, Inc. for the nine months ended September 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING LTD

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	Chief Executive Officer

Dated: September 8, 2023

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